FORM 8-A
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934
COINMACH SERVICE CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	20-0809838

(State of incorporation or organization)	(I.R.S. Employer Identification No.)

303 Sunnyside Blvd., Suite 70, Plainview, New York	11803

(Address of principal executive offices)	(Zip Code)
If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.
     ☑
If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.
     ☐
Securities Act registration statement file number to which this form relates: 333-129764.
Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered

Class A common stock, par value $0.01 per share	American Stock Exchange
Securities to be registered pursuant to Section 12(g) of the Act:
None

(Title of Class)

ITEM 1. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.
ITEM 2. EXHIBITS.
SIGNATURE

ITEM 1. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.
The information required by Item 202 of Registration S-K is contained in the Registration Statement on Form S-1 (Reg. No. 333-129764) of Coinmach Service Corp. (the “Registration Statement”), originally filed with the Securities and Exchange Commission (the “Commission”) on November 17, 2005, as amended from time to time, under the caption, “Description of Capital Stock,” is incorporated herein by reference. In addition, all of the above-referenced descriptions included in any Prospectus relating to the Registration Statement filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed to be incorporated herein by reference.
ITEM 2. EXHIBITS.
Exhibit 3.1   Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference from exhibit 3.1 to Registrant’s Form 10-Q for the period ended December 31, 2004, file number 001-32359)

SIGNATURE
     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

COINMACH SERVICE CORP.
	By:	/s/ Robert M. Doyle
		Name:	Robert M. Doyle
Date: February 2, 2006		Title:	Chief Financial Officer

3